SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

STATER BROS. HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	33-0350671

(State of Incorporation or Organization)	(IRS Employer Identification No.)

21700 Barton Road Colton, California	92324

(Address of Principal Executive Offices)	(Zip Code)

     Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class To be so Registered	Name of Each Exchange on Which Each Class is to be Registered

10-3/4% Senior Notes due 2006	American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None

(Title of Class)

Item 1. Description of Registrant’s Securities to be Registered.
Item 2. Exhibits.
SIGNATURE
EXHIBIT INDEX

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

     The information called for by this item is incorporated by reference to the information set forth under the caption entitled “Description of the New Notes” in the Prospectus included in the Registrant’s Registration Statement on Form S-4 (Registration No. 333-85723), as filed on August 20, 1999 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and as amended by Amendment No. 1 to the Registration Statement filed with the Commission on September 13, 1999.

Item 2. Exhibits.

Exhibit No.	Description

1[1]	Specimen 10-3/4% Senior Note due 2006
2[2]	Indenture

(1)	Previously filed as Exhibit A-1 to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4 (File No. 333-85723) and incorporated herein by reference.

(2)	Previously filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4 (File No. 333-85723) and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

STATER BROS. HOLDINGS INC.

Date: January 17, 2002	By:	/s/ BRUCE D. VARNER

Bruce D. Varner Secretary

EXHIBIT INDEX

Sequentially Numbered Page in Registration
Exhibit	Description of Exhibit	Statement

1[1]	Specimen 10-3/4% Senior Subordinated Note due 2006	N/A
2[2]	Indenture	N/A

(1)	Previously filed as Exhibit A-1 to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4 (File No. 333-85723) and incorporated herein by reference.

(2)	Previously filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4 (File No. 333-85723) and incorporated herein by reference.